Exhibit 99.1

                iMERGENT Announces Record First Quarter Revenues

              * First Quarter Revenues Increase 82% to $20,545,136
               * First Quarter Earnings Increase 99% to $2,152,081
                   * First Quarter Earnings Per Share of $0.18

         Orem, Utah, November 5, 2003 - iMERGENT, Inc. (OTC.BB: IMGG) announced today its results for the three month period ended September 30, 2003. The total revenues for the quarter ended September 30, 2003, our first quarter of the fiscal year ending June 30, 2004, increased to $20,545,136 from $11,283,849 in the quarter ended September 30, 2002, an increase of 82%.

         Net income for the fiscal quarter ended September 30, 2003 was up 99% to $2,152,081 or $0.18 a diluted share in earnings representing 11,966,483 shares as compared to net income of $1,083,150 or $0.10 a diluted share representing 11,035,459 shares for the comparable quarter of the prior fiscal year.

         Stated Chairman and Chief Executive Officer, Don Danks, "We are very excited about the numbers we are reporting today. These financial results reflect the hard work and intelligent implementation of our plan to sell eCommerce technology and services to the enormous market of small businesses and entrepreneurs. First of all, we are pleased that earnings grew from the year ago period even faster than our top line revenues reflecting the growing operating leverage of our business. And we are especially proud to report these results while investing in key areas of customer support and international marketing that will set the stage for future revenue and earnings growth. The stockholders in our company should be proud of the terrific effort put forth by every single person at Imergent."

         President Brandon Lewis added, "I am especially pleased with the record results, given that the summer quarter is seasonally weaker than the first two calendar quarters. Our base business is growing rapidly, while our large customer database and powerful educational channel should provide additional exciting growth opportunities for our company and its shareholders in the future. The team here at Imergent is proud of our effort and we have definitely reaped the rewards of our past investment in new sales and training teams, as well as successful new marketing campaigns. Our team will continue to focus our efforts on bringing positive growth and return to our shareholders."

                             FINANCIAL TABLES FOLLOW

About iMERGENT, Inc.

         iMERGENT is a leading technology and training company delivering eServices to small business and entrepreneurs. iMERGENT provides eServices to over 100,000 customers annually. iMERGENT enables companies of all sizes to extend their business to the Internet quickly, effectively--with minimal investment. iMERGENT develops, hosts, licenses, and supports a wide range of Internet applications. IMERGENT Inc. (www.imergentinc.com) is located at 754 Technology Ave., Orem, UT 84097.

Statements  made  in this  press  release  that  are not  historical  in  nature constitute  forward-looking  statements  within the  meaning of the Safe  Harbor
Provision of the Private Securities Litigation Reform Act of 1995. Such statements are based on the current expectations and beliefs of the management of iMERGENT and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. For a more detailed discussion of factors that affect iMERGENT's operating results, please refer to its SEC reports including its most recent Form 10-K and Form 10-Q.


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                                              IMERGENT, INC. AND SUBSIDIARIES
                                 Unaudited Condensed Consolidated Statements of Operations
                                  For The Three Months Ended September 30, 2003 and 2002


                                                                               ---------------------------------------------
                                                                                       2003                   2002
                                                                               ---------------------------------------------
Revenue                                                                         $   20,545,136          $  11,283,849

Cost of revenue                                                                      4,361,702              2,234,716
Cost of revenue - related party                                                              -                223,716
                                                                               ---------------------------------------------
  Total cost of revenue                                                              4,361,702              2,458,432

                                                                               ---------------------------------------------
  Gross profit                                                                      16,183,434              8,825,417

Operating Expenses

 Research and Development                                                               76,694                 76,810
 Selling and marketing                                                               6,223,131              4,243,288
 Selling and marketing - related party                                                       -                278,060
 General and administrative                                                          1,758,275                857,608
 Depreciation and amortization                                                          27,423                148,417
 Bad debt expense                                                                    6,220,234              2,287,733
                                                                               ---------------------------------------------
  Total operating expenses                                                          14,305,757              7,891,916

Earnings from operations                                                             1,877,677                933,501

Other income (expense)
 Other income (expense)                                                                    970                  2,873
 Interest income                                                                       275,244                155,764
 Interest expense                                                                       (1,810)                (8,988)
                                                                               ---------------------------------------------
  Total other income (expense)                                                         274,404                149,649

                                                                               ---------------------------------------------
Net Earnings                                                                         2,152,081              1,083,150
                                                                               =============================================


Basic earnings (loss) per share:
    Basic                                                                       $         0.19          $        0.10
    Diluted                                                                               0.18                   0.10

Weighted average shares outstanding:
    Basic                                                                           11,152,998             10,999,478
    Diluted                                                                         11,966,483             11,035,459

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

                                              IMERGENT, INC. AND SUBSIDIARIES
                                           Condensed Consolidated Balance Sheets

                                                                                           September 30,
                                                                                                2003        June 30, 2003
                                                                                          ----------------------------------
                                                                                            (Unaudited)
Assets

Current assets
Cash                                                                                       $   2,444,115     $  2,319,618
Trade receivables, net of allowance for doubtful accounts of $6,160,786 at
   September 30, 2003 and $4,471,667 at June 30, 2003.                                         6,240,549        4,965,769
Other receivables                                                                                  1,990           50,000
Inventories                                                                                       34,026           34,194
Prepaid expenses                                                                                 648,142          687,984
Credit card  reserves,  net of allowance  for  doubtful  accounts of $243,385 at
   September 30, 2003 and $319,812 at June 30, 2003.                                             528,081          450,200
                                                                                          ----------------------------------
  Total current assets                                                                         9,896,903        8,507,765

Property and equipment, net                                                                      179,867          200,174
Goodwill, net                                                                                    455,177          455,177
Trade receivables, net of allowance for doubtful accounts of $3,028,587 at
  September 30, 2003 and $2,131,593 at June 30, 2003.                                          3,023,826        2,254,969
Other assets, net of allowance for doubtful accounts of $100,783 at
   September 30, 2003 and $100,783 at June 30, 2003.                                             203,481          103,460
                                                                                          ----------------------------------
  Total Assets                                                                                13,759,254       11,521,545
                                                                                          ==================================

Liabilities and Stockholders' Equity

Current liabilities

Accounts payable                                                                           $   1,816,381     $  1,413,112
Accounts payable - related party                                                                       -          114,925
Accrued wages and benefits                                                                       324,490          411,620
Accrued liabilities                                                                              255,802          204,137
Current portion of capital lease obligations                                                      16,729           26,536
Current portion of notes payable                                                                  60,987           121,206
Other current liabilities                                                                         41,192           35,840
Deferred revenue                                                                                 401,258          653,463
                                                                                          ----------------------------------
  Total current liabilities                                                                    2,916,839        2,980,839

Capital lease obligations, net of current portion                                                  1,802            1,802
Notes payable, net of current portion                                                            400,000          435,857
                                                                                          ----------------------------------
  Total liabilities                                                                            3,318,641        3,418,497
                                                                                          ----------------------------------

Stockholders' Equity
--------------------
Capital stock, par value $.001 per share
  Preferred stock - authorized 5,000,000 shares; none issued
  Common  stock  -  authorized   100,000,000  shares;   issued  and  outstanding
    11,272,441 and 11,062,290  shares,  at September 30, 2003 and June 30, 2003,
    respectively                                                                                  11,273           11,063
  Additional paid-in capital                                                                  72,787,896       72,605,749
  Deferred compensation                                                                          (19,347)         (22,474)
  Accumulated other comprehensive loss                                                            (4,902)          (4,902)
  Accumulated deficit                                                                        (62,334,308)     (64,486,389)
                                                                                          ----------------------------------
    Total stockholders' equity                                                                10,440,613        8,103,047
                                                                                          ----------------------------------

Total Liabilities and Stockholders' Equity                                                 $  13,759,254     $ 11,521,545
                                                                                          ==================================
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